Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2015
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and subscription receipts outstanding (note 14 (a)(ii)). Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts outstanding, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2015	2014
Net earnings attributable to shareholders of APUC	$117,480	$75,701
Series A Preferred shares dividend	5,400	5,400
Series D Preferred shares dividend	5,000	4,103
Net earnings attributable to common shareholders of APUC	$107,080	$66,198
Discontinued operations	(1,032)	(2,127)
Net earnings attributable to common shareholders of APUC from continuing operations – Basic and Diluted	$108,112	$68,325
Weighted average number of shares
Basic	253,172,088	213,953,870
Effect of dilutive securities	3,344,632	2,387,722
Diluted	256,516,720	216,341,592

The shares potentially issuable as a result of 1,627,525 share options (2014 - 1,786,401) are excluded from this calculation as they are anti-dilutive.